SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 22, 2000
                                 ---------------




                                 ebank.com, Inc.
                                 ---------------
                            (Exact name of registrant
                          as specified in its charter)




      Georgia                 333-41545                     58-2349097
------------------------------------------------------------------------------
    (State or other          (Commission                 (I.R.S. Employer
    jurisdiction of          File Number)               Identification No.)
    incorporation)




                  2410 Paces Ferry Road, Atlanta, Georgia     30339
            --------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)




       Registrant's telephone number, including area code: (770) 863-9229
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         On August 22, 2000, the Company replaced the firm of BDO Seidman, LLP, with Mauldin & Jenkins as the auditors of the Company effective as of that date. The decision to change accountants was approved by the audit committee of the Company.

         The reports of BDO Seidman on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 1999 and in the subsequent interim period, there were no disagreements with BDO Seidman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the matter in their report. During the fiscal year ended December 31, 1999 and in the subsequent interim period, there were no "reportable events" to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

         A copy of the letter from BDO Seidman stating whether it agrees with the above statements dated August 24, 2000, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         On August 22, 2000, the Company engaged Mauldin & Jenkins as its independent auditors for the fiscal year ending December 31, 2000, to audit the Company's financial statements. During the Company's most recent fiscal year and the subsequent interim period preceding the engagement of Mauldin & Jenkins, the Company did not consult Mauldin & Jenkins on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

            Exhibit No.      Description
            ----------       -----------

                16.1 Letter of BDO Seidman, LLP dated August 24, 2000, to the Securities and Exchange Commission

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EBANK.COM, INC.



                                                By: /s/ James L. Box
                                                    ----------------------------
                                                        James L. Box,
                                                    Chief Executive Officer

Dated August 24, 2000

                                  Exhibit Index

         Exhibit No.          Description
         -----------          -----------

             16.1 Letter of BDO Seidman, LLP dated August 24, 2000, to the Securities and Exchange Commission